SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 8, 2003



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                333-75899                 66-0587307
  (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation or            File Number)          Identification No.)
        organization)




              4 GREENWAY PLAZA
               HOUSTON, TEXAS                                     77046
       (Address of principal executive                          (Zip Code)
                offices)


       Registrant's telephone number, including area code: (713) 232-7500

ITEM  9.  Regulation  FD  Disclosure.

     In accordance with Regulation FD, the information set forth below is being furnished in connection with presentations being made by officers of Transocean Inc. (the "Company"). The information furnished pursuant to this Item 9 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

     The percentage breakdown of the Company's operating revenues for the six months ended June 30, 2003 by asset type and by geographic location are as follows:

               BY ASSET TYPE                            BY GEOGRAPHIC LOCATION
5th Generation Fleet                       29%  North America (Floaters)              26%
Other Deepwater Fleet                      19%  Middle East, India & Caspian          10%
Mid-Water Fleet                            19%  Brazil                                12%
Non-US Jackups / Other                     24%  North Europe                          12%
Gulf of Mex. Shallow & Inland Water Fleet   9%  Asia/Australia                        12%
                                                Gulf of Mex. Shallow & Inland Water    9%
                                                Africa                                19%

     The Company's view of the current trends for the demand for the Company's deepwater, midwater and jackup rigs in stated market sectors and the Company's view of whether it believes an oversupply or undersupply of such rigs exists in a particular market sector are set forth below:

    SECTOR            DEEPWATER RIGS               MIDWATER RIGS                JACKUP RIGS
--------------  ---------------------------  -------------------------  ---------------------------

Gulf of Mexico  Flat with Oversupply         Flat with Oversupply       Flat with Oversupply
Brazil          Flat                         Declining with Oversupply  Flat
North Sea       Flat with Oversupply         Declining with Oversupply  Flat
Mediterranean   Flat                         Flat                       N/A
West Africa     Increasing with Undersupply  Flat                       Flat with Oversupply
Middle East     N/A                          N/A                        Flat
India           Increasing with Undersupply  N/A                        Increasing with Undersupply
Southeast Asia  Flat                         Flat with Oversupply       Flat
Mexico          N/A                          N/A                        Increasing with Undersupply

     The operating performance as measured by downtime of the rig classes of the Company's 5th generation fleet and of the entire 5th generation fleet is as follows:

          RIG CLASS                   DOWNTIME %

                            2001   2002    YTD JUNE 30, 2003
Enterprise Class             5.8%   5.7%        10.0%
Pathfinder Class             6.2%   4.1%         3.0%
Nautilus Class              21.7%   4.2%         3.2%
Express Class               16.4%   5.4%         2.5%
Total 5th Generation Fleet   9.6%   5.0%         5.5%

     The statements described in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements to the effect that the Company or management "anticipates," "believes," "budgets," "estimates," "expects," "forecasts," "intends," "plans," "predicts," or "projects" a particular result or course of events, or that such result or course of events "could," "might," "may" or "should" occur, and similar expressions, are also intended to identify forward-looking statements. Forward-looking statements described above include, but are not limited to, rig demand. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, demand for offshore and inland water rigs, competition and market conditions in the contract drilling industry, the Company's ability to successfully integrate the operations of acquired businesses, possible delay or cancellation of drilling contracts, work stoppages, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company's Form 10-K for the year ended December 31, 2002 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TRANSOCEAN INC.

Date:  August  8,  2003                   By:  /S/  Eric B. Brown
                                               ---------------------------------
                                               Eric B. Brown
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary